Exhibit 10.37

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

WELLS FARGO BANK, NATIONAL ASSOCIATION
Institutional and Metro Markets Group (AU #02955)
2030 Main Street, Suite 800
Irvine, CA 92614

Attn: Jeri Gehrer
Loan No. 1005669

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVERS LICENSE NUMBER.

FIRST MODIFICATION OF DEED OF TRUST
WITH ABSOLUTE ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING

THIS FIRST MODIFICATION OF DEED OF TRUST WITH ABSOLUTE ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (“Modification”) is entered into this 27th day March, 2012, by KBSIII LAS CIMAS IV, LLC, a Delaware limited liability company (“Grantor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for itself and certain additional lenders (“Beneficiary”).
RECITALS

A.
Lenders (as defined in the Domain/Las Cimas Loan Agreement referenced below) previously made a loan to Grantor, and KBSIII Domain Gateway, LLC, a Delaware limited liability company (“Domain Borrower”, and together with Grantor, the “Domain/Las Cimas Borrowers”) in the original principal amount of Forty-Two Million Two Hundred Fifty Thousand Dollars ($42,250,000) (the “Domain/Las Cimas Loan”).

B.
The Domain/Las Cimas Loan is evidenced by (i) an Amended and Restated Secured Promissory Note, dated October 28, 2011, executed by Domain/Las Cimas Borrowers for the benefit of Wells Fargo Bank, National Association (the “Original Note”), (ii) a Loan Agreement, dated September 29, 2011, executed by Domain Borrower, Beneficiary and the Lenders signatory thereto and subsequently joined in by Grantor in accordance with the Joinder Agreement, executed by Grantor, Beneficiary and the Lenders signatory thereto (the “Domain/Las Cimas Loan Agreement”) and (iii) each of the other Loan Documents (as such term is defined in the Domain/Las Cimas Loan Agreement), and secured by, among other things, (i) that certain Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing ("Domain Deed of Trust") made by Domain Borrower to Patrick J. Murphy, as trustee, for the benefit of Wells Fargo Bank, National Association, as beneficiary, dated as of September 29, 2011, and recorded September 30, 2011, as Instrument Number 2011143154, in the Office of the County Recorder of Travis County (Loan No. 1005669); and (ii) that certain Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing (“Las Cimas Deed of Trust”; together with Domain Deed of Trust, the “Domain/Las Cimas Deeds of Trust”) made by Grantor, as grantor, to Patrick J. Murphy, as trustee, for the benefit of Wells Fargo Bank, National Association, as beneficiary, dated as of October 28, 2011, and recorded October 31, 2011, as Instrument Number 2011158554, in the Office of the County Recorder of Travis County.

C.
KBSIII Legacy Town Center, LLC, a Delaware limited liability company (“Legacy Borrower”), Wells Fargo Bank, National Association, as administrative agent for itself and certain additional lenders, and such lenders (the “Other Lenders”) have entered into a Loan Agreement, dated as of the date hereof (as the same may be amended, restated, or replaced from time to time, the “Legacy Loan Agreement”), whereby the Other Lenders have agreed to lend, and Legacy Borrower has agreed to borrow an amount equal to Sixty Million Two Hundred Fifty Thousand

Dollars ($60,250,000) (“Legacy Loan”). The Legacy Loan is secured in part by a Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing (“Legacy Deed of Trust”).

D.
As a condition to the Other Lenders’ agreement to enter into the Legacy Loan Agreement, Domain/Las Cimas Borrowers and Legacy Borrower have agreed to cross-collateralize and cross-default the Domain/Las Cimas Loan with the Legacy Loan.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Grantor and Beneficiary hereby agree as follows:
AGREEMENT

1.	Incorporation. Section 7.10 of the Las Cimas Deed of Trust is hereby deleted in its entirety and replaced with the following:
“7.10 INCORPORATION. Exhibits A, B, and C as attached, are all incorporated into this Deed of Trust by this reference.

2.	Cross Default/Cross Collateralization. Exhibit C hereto is hereby added to the Las Cimas Deed of Trust as a new Exhibit C.

3.
Incorporation. This Modification is made upon all of the terms, covenants and agreements of the Las Cimas Deed of Trust, which are incorporated herein by reference, and the provisions contained herein shall have the same effect as if such provisions were originally included in the Las Cimas Deed of Trust. Except as supplemented and amended hereby or by instruments previously executed, all of the terms, covenants and agreements of the Las Cimas Deed of Trust remain unchanged, and as supplemented and amended they continue in full force and effect.

4.
Ratification and Reconfirmation. Grantor and Beneficiary agree that except as specifically modified herein, all of the terms and provisions of the Las Cimas Deed of Trust are hereby ratified and reaffirmed by Grantor and Grantor specifically acknowledges the validity and enforceability thereof. Grantor and Beneficiary hereby agree that the Las Cimas Deed of Trust as modified by this Modification is in full force and effect and nothing herein contained shall be construed as modifying in any manner except as specifically modified hereby.

5.
Counterparts. This Modification may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

6.
Limitations on Recourse. The limitations on personal liability of directors, officers, partners and members of Grantor contained in Section 13.27 of the Domain/Las Cimas Loan Agreement shall apply to this Modification.

[Signatures Follow on Next Page]

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IN WITNESS WHEREOF, Beneficiary and Grantor have executed this Modification as of the day and year set forth above.

“BENEFICIARY” WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent By: /s/ Bryan Stevens Name: Bryan Stevens Its: Senior Vice President

“GRANTOR/BORROWER”

KBSIII LAS CIMAS IV, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION II, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

                   By: /s/ Charles J. Schreiber, Jr.
         Charles J. Schreiber, Jr.,
         Chief Executive Officer

(ALL SIGNATURES MUST BE ACKNOWLEDGED)

Signature Page - First Modification of Deed of Trust

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EXHIBIT “C”

CROSS DEFAULT/CROSS-COLLATERALIZATION RIDER

Exhibit C to Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing, executed by KBSIII LAS CIMAS IV, LLC, a Delaware limited liability company, as Grantor, to PATRICK J. MURPHY, as Trustee, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for itself and certain additional lenders, as Beneficiary.

1.
ADDITIONAL SECURITY ‑ OBLIGATIONS SECURED BY OTHER DEED OF TRUST. In addition to the obligations secured by this Deed of Trust and described as "Secured Obligations" therein, this Deed of Trust shall also secure the payment and performance of all obligations secured by that certain Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing ("Legacy Deed of Trust") made by KBSIII Legacy Town Center, LLC, a Delaware limited liability company, as grantor, to Patrick J. Murphy, as trustee, for the benefit of Wells Fargo Bank, National Association, as beneficiary, dated as of March 27, 2012, to be recorded on or about the date hereof in the Office of the County Recorder of Collin County (Loan No. 1006987) (the “Other Deed of Trust”).

2.
ADDITIONAL SECURITY ‑ OBLIGATIONS SECURED BY DEED OF TRUST. In addition to the obligations secured by the Other Deed of Trust, the Other Deed of Trust shall also secure the payment and performance of all obligations secured by this Deed of Trust.

3.	DEFAULT ‑ OTHER DEED OF TRUST. A Default under the Other Deed of Trust, as defined therein, shall, at Beneficiary's option, constitute a Default under this Deed of Trust.

4.	DEFAULT ‑ DEED OF TRUST. A Default under this Deed of Trust shall, at Beneficiary's option, constitute a Default under the Other Deed of Trust.

5.
WAIVER OF MARSHALLING RIGHTS. Grantor waives all rights to have all or part of the Subject Property and Collateral described in the Deed of Trust and/or the Other Deed of Trust marshalled upon any foreclosure of the Deed of Trust or the Other Deed of Trust. Beneficiary shall have the right to sell, and any court in which foreclosure proceedings may be brought shall have the right to order a sale of the Subject Property and Collateral described in any or all of the Deed of Trust and the Other Deed of Trust as a whole or in separate parcels, in any order that Beneficiary may designate. Grantor makes this waiver for itself, for all persons and entities claiming through or under Grantor and for persons and entities who may acquire a lien or security interest on all or any part of the Subject Property and Collateral described in any or all of the Deed of Trust and the Other Deed of Trust, or on any interest therein.

6.
WARRANTIES AND REPRESENTATIONS. If any lien intervening with the priority of the Other Deed of Trust or the property described therein exists or hereafter arises, Grantor shall use its commercially reasonable efforts to cause the same to be released or subordinated to the lien of the Other Deed of Trust, without limiting any other right or remedy available to Beneficiary.

Grantor further warrants that Grantor has no legal or equitable claim against any grantor named in the Other Deed of Trust which would be prior to the lien of the Other Deed of Trust, or which would entitle Grantor to a judgment entitling Grantor to an equitable lien on all or any portion of that property prior in lien to either of the Other Deed of Trust.

7.
NON‑IMPAIRMENT. Except as supplemented and/or modified by this Deed of Trust, all of the terms, covenants and conditions of the Other Deed of Trust and the other loan documents executed in connection therewith shall remain in full force and effect.

8.
LIEN OF DEED OF TRUST AND OTHER DEED OF TRUST. Grantor and Beneficiary acknowledge and agree that: this Deed of Trust shall constitute a lien or charge upon only that property described herein as the "Subject Property"; and the Other Deed of Trust shall constitute a lien or charge upon only that property described therein as the “Subject Property”.

STATE OF CALIFORNIA
COUNTY OF ORANGE SS.

On MARCH 21, 2012 before me, STACY R. NOVACK, NOTARY PUBLIC, personally appeared BRYAN STEVENS, who proved to me on the basis of satisfactory evidence to be the person~~(s)~~ whose name~~(s)~~ is/~~are~~ subscribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~ authorized capacity~~(ies)~~, and that by his/~~her/their~~ signature~~(s)~~ on the instrument ~~the person(s)~~, or the entity upon behalf of which the person~~(s)~~ acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal

Signature /s/ Stacy R. Novack

My commission expires 1-6-2013.

STATE OF CALIFORNIA
COUNTY OF____________________ SS.

On ______________________________________ before me, _______________________, personally appeared ____________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal

Signature ________________________________________

My commission expires _____________________________.

ACKNOWLEDGMENT

STATE OF CALIFORNIA
COUNTY OF Orange )

On March 22, 2012     before me, K. Godin, Notary Public
(insert name and title of the officer)
personally appeared Charles J. Schreiber, Jr.                            , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal

Signature /s/ K. Godin (Seal)